                                                                       EX-99.B16

              SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          AGGRESSIVE GROWTH PORTFOLIO

1. AVERAGE ANNUAL TOTAL RETURN (As of October 31, 1997)

    P (1 + T)/n/ = ERV

  Where:              P = a hypothetical initial payment of $1,000

                      T = average annual total return

                      N = number of years

                    ERV = ending redeemable value at the end of the period

EXAMPLE:

ONE YEAR

  P=  $1,000

  T=  +35.83%
  N=  1

 ERV= $1,358.30

SINCE INCEPTION

  P=  $1,000

  T=  27.24%
  N=  *

 ERV= $1,704.44
--------
  *Since Inception on August 14, 1995

2. YIELD (30 Days Ended October 31, 1997)

                a-b
               -----
    Yield = 2[(c X d + 1) /6/ - 1]


  Where:      a = dividends and interest paid during the period

              b = expense dollars during the period (net of reimbursements)

              c = the average daily number of shares outstanding during the period

              d = the maximum offering price per share on the last day of the period

  Example:    a =
                  $529,911.02

              b =
                  $146,264.66

              c =
                   26,647,709.56

              d =
                  $15.89

          Yield =
                   1.09%

                                                                       EX-99.B16

     SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS CAPITAL OPPORTUNITY
                                   PORTFOLIO

1. AVERAGE ANNUAL TOTAL RETURN (As of October 31, 1997)

    P (1 + T)/n/ = ERV

  Where:              P = a hypothetical initial payment of $1,000

                      T = average annual total return

                      N = number of years

                    ERV = ending redeemable value at the end of the period

EXAMPLE:

ONE YEAR

  P=$1,000

  T=-2.99%
  N= 1

 ERV=$970.09

SINCE INCEPTION

  P=$1,000

  T=+2.18%
  N=*

 ERV=$1,048.79
--------
  *Since Inception on August 14, 1995

2. YIELD (30 Days Ended October 31, 1997)

               a-b
               ---
    Yield = 2[(  + 1 )/6/ - 1]
               c X d

  Where:      a = dividends and interest paid during the period

              b = expense dollars during the period (net of reimbursements)

              c = the average daily number of shares outstanding during the period

              d = the maximum offering price per share on the last day of the period

  Example:    a = $30,108.74


              b = $21,326.53


              c =  6,735,100.54


              d = $10.48


          Yield =  0.15%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GLOBAL ASSET ALLOCATION PORTFOLIO

1. AVERAGE ANNUAL TOTAL RETURN (As of October 31, 1997)

    P (1 + T)/n/= ERV

  Where:              P = a hypothetical initial payment of $1,000

                      T = average annual total return

                      N = number of years

                    ERV = ending redeemable value at the end of the period

EXAMPLE:

ONE YEAR

  P=  $1,000

  T=  +9.69%
  N=  1

 ERV= $1,096.92

SINCE INCEPTION

  P=  $1,000

  T=  +11.08%
  N=*

 ERV= $1,261.81
--------
  *Since Inception on August 14, 1995

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                            GLOBAL EQUITY PORTFOLIO

1. AVERAGE ANNUAL TOTAL RETURN (As of October 31, 1997)

    P (1 + T)/n/ = ERV

  Where:              P = a hypothetical initial payment of $1,000

                      T = average annual total return

                      N = number of years

                    ERV = ending redeemable value at the end of the period

EXAMPLE:

ONE YEAR

  P=$1,000

  T=+12.19%
  N=1

 ERV=$1,121.89

SINCE INCEPTION

  P=$1,000

  T=+13.35%
  N=*

 ERV=$1,319.70
--------
  *Since Inception on August 14, 1995